SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

LEGENDS FINANCIAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Legends Financial Holdings, Inc.
310 North First Street
Clarksville, Tennessee 37040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
April 15, 2003

     Notice is hereby given that the Annual Meeting of Shareholders of Legends Financial Holdings, Inc. (the “Company”) will be held on April 15, 2003, at 10:00 A.M., Central Daylight Savings Time, at Legends Bank, 310 North First Street, Clarksville, Tennessee, for the following purposes:

1.	To elect four members to the Company’s Board of Directors for three-year terms or until their successors have been duly elected and qualified.

2.	To ratify the appointment of Maggart and Associates, P.C. as the independent accountants and auditors for fiscal year 2003.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on February 28, 2003 are entitled to notice of and to vote at the Annual Meeting of Shareholders.

A Proxy Statement relating to and a Proxy for use in connection with the Annual Meeting are enclosed.

By Order of the Board of Directors

Thomas E. Bates, Jr. Secretary

IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

LEGENDS FINANCIAL HOLDINGS, INC.
310 NORTH FIRST STREET
CLARKSVILLE, TENNESSEE 37040

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

     Your vote is very important. For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, the form of proxy and our annual report will be mailed to all shareholders on or about March 24, 2003. Our annual report is not a part of this proxy statement.

     Legends Financial Holdings, Inc. (“Legends Financial”) is a bank holding company for Legends Bank headquartered in Clarksville, Tennessee. On April 16, 2002, the shareholders of Legends Bank approved a plan of share exchange whereby the shares of common stock of Legends Bank were exchanged, on a one-for-one basis, for shares of Legends Financial. The exchange became effective on July 1, 2002.

INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

     April 15, 2003, 10:00 a.m. Central Daylight Savings Time

Where will the annual meeting be held?

     At Legends Bank, located at 310 North First Street, Clarksville, Tennessee 37040.

What items will be voted upon at the annual meeting?

     You will be voting upon the following matters:

     1.     Election of Directors. To elect four members of Class I of the board of directors to serve three year terms until the annual meeting of shareholders in 2006 or until their successors have been duly elected and qualified.

     2.     Ratification of Auditors. To ratify the appointment of Maggart & Associates, P.C. as our independent accountants and auditors for fiscal year 2003.

     3.     Other Business. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

EXECUTIVE OFFICERS
INFORMATION ABOUT THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PRINCIPAL SHAREHOLDERS
AUDIT COMMITTEE REPORT
AUDIT FEES
OTHER MATTERS

Who can vote?

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on February 28, 2003, the record date.

     Each shareholder is entitled to one vote for each share of common stock held on February 28, 2003. On that date, there were 1,379,083 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities. Our stockholders are not entitled to cumulative voting rights.

How do I vote by proxy?

     If you sign, date and return your proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. For the ratification of our auditors, you may vote “for” or “against” or you may “abstain” from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them “for” the election of the nominees for directors and “for” the ratification of Maggart & Associates, P.C. as our auditors.

     The board of directors knows of no other business to be presented at the annual meeting. If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     1.     submitting another proxy with a more recent date than that of the proxy first given; or

     2.     attending the annual meeting and voting in person, although attendance by itself will not revoke a previously granted proxy; or

     3.     sending written notice of revocation to our corporate secretary, Thomas E. Bates, Jr., at Legends Financial Holdings, Inc., 310 North First Street, Clarksville, Tennessee 37040.

If I return my proxy can I still attend the annual meeting?

     You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope, so that your shares will be represented at the annual meeting. However, returning a proxy does not affect your right to attend the annual meeting and vote your shares in person.

How many votes are required?

     If a quorum is present at the annual meeting,

•	the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and

•	the ratification of the independent auditors will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting.

What constitutes a “quorum” for the meeting?

     A majority of the outstanding shares of our common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

Who pays for the solicitation of proxies?

     This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of Legends Financial. We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of Legends Financial who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection. We have not retained any outside party to assist in the solicitation of proxies.

When are shareholders proposals for the 2004 annual meeting due?

     Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2004 must be received by our corporate secretary, Thomas E. Bates, Jr. at Legends Financial no later than November 27, 2003. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

     If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2004 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify Legends Financial of such proposal at the address above by or before February 9,

2004.     If notice is not received by this date, Legends Financial may exercise discretionary voting authority as to that matter under proxies solicited for the 2004 annual meeting.

Proposal 1. ELECTION OF DIRECTORS

     Our certificate of incorporation divides the board into three classes, as nearly equal in number as possible. Directors within each class are elected to serve three-year terms and one-third of the directors sit for election at each annual meeting of stockholders. James D. Amos, David Nussbaumer, F. Gene Washer and Ralph D. Weiland are nominated to serve as directors in Class I and, if elected, will serve until the 2006 annual meeting of stockholders. Mark R. Barnett, Dwight Dickson, Ronald Goad and Jimmy Terry, Sr. are in Class II and have been elected to serve as directors until the 2004 stockholder meeting. Billy P. Atkins, Thomas E. Bates, Dick Littleton and Pravin C. Patel are in Class III and have been elected to serve as directors until the 2005 shareholder meeting. Under the Bylaws, the affirmation vote of a plurality of all the votes cast at the annual meeting, assuming a quorum is present, is sufficient to elect a director.

     Unless otherwise directed in the proxy, the person named in the enclosed proxy, or his substitute, will vote such proxy for the election of the four nominees listed below as directors for a three-year term and until their respective successors are duly elected and qualify. If any nominee at the time of election is unavailable to serve, a contingency not presently anticipated, it is intended that the person named in the proxy, or his substitute, will vote for an alternate nominee who will be designated by the Board. Proxies may be voted only for the nominees named or such alternates.

     The following table sets forth the nominees and the other present members of the Board of Directors. With respect to each such person, the table sets forth the age, principal occupation, position presently held with Legends Financial and the year in which the person became a director.

CLASS I NOMINEES FOR ELECTION
(TERMS EXPIRING 2006)

Name of Director	Age	Director Since

James D. Amos	68	1999*
David Nussbaumer	70	1999*
F. Gene Washer	62	1999*
Ralph D. Weiland	59	1999*

INCUMBENT CLASS II DIRECTORS

(TERMS EXPIRING 2004)

Name of Director	Age	Director Since

Mark R. Barnett	45	1999*
Dwight Dickson	65	1999*
Ronald Goad	43	1999*
Jimmy Terry, Sr.	65	1999*

INCUMBENT CLASS III DIRECTORS

(TERMS EXPIRING 2005)

Billy P. Atkins	60	1999*
Thomas E. Bates	39	1999*
Dick Littleton	54	1999*
Pravin C. Patel	52	1999*

*	Includes time served on Legends Bank Board of Directors

     Set forth below is a brief description of the principal occupation and position presently held with Legends Financial of each nominee and incumbent director:

     James D. Amos, director of Legends Financial and director/Vice Chairman of Legends Bank.

     Mr. Amos is an owner, developer and licensed general contractor of various commercial real estate properties in the Clarksville area. He received his B.S. degree from Belmont University, Nashville Tennessee in 1958.

     David Nussbaumer, director of Legends Financial and director/Chairman of Legends Bank.

     Mr. Nussbaumer has been a life insurance agent for over 40 years in the Clarksville market as well as Past President of the Clarksville Association of Life Underwriters. He has completed several courses in Charter Life Underwriters and LUTC training.

     F. Gene Washer, director of Legends Financial and Legends Bank.

     Mr. Washer is the Publisher and President of the Clarksville Leaf Chronicle. He received his B.S. in Sociology/Journalism in 1977 from Austin Peay State University.

     Ralph Douglas Weiland, director of Legends Financial and Legends Bank.

     Mr. Weiland serves as county executive for Montgomery County. He is a graduate of Austin Peay State University, ex-officio member of the industrial development board of Montgomery County and a member of the Clarksville Area Chamber of Commerce.

     Mark R. Barnett, director of Legends Financial and Legends Bank.

     Mr. Barnett has been in the Agri-Business for 30 years. He is a partner in the KY-TN Livestock Company and Barnett Farms.

     Dwight Dickson, director of Legends Financial and Legends Bank.

     Mr. Dickson was previously employed with Mann, Smith and Cummings Insurance Company, Inc. in insurance sales and currently employed by The Innovations Group Realty in commercial real estate sales.

     Ronald A. Goad, director of Legends Financial and Legends Bank.

     Mr. Goad is the co-owner of Goad Construction Company which specializes in the development and construction of residential property.

     Pastor Jimmy Terry, Sr., director of Legends Financial and Legends Bank.

     Pastor Terry is the founder of the Tabernacle Baptist Church. In 1977, he graduated from the American Baptist College, Nashville, Tennessee.

     Billy P. Atkins, director/Chairman/Chief Executive Officer of Legends Financial and director/President/Chief Executive Officer of Legends Bank.

     Mr. Atkins has completed several banking courses with the American Institute of Banking and the Tennessee Bankers Association. He is a graduate of the Tennessee Bankers Association Consumer School and Commercial Lending School, and a past trustee of the Tennessee Bankers Association Consumer Lending School. Mr. Atkins also graduated from The School of Banking of the South at LSU in 1977.

     Thomas E. Bates, Jr., director and Executive Vice President and Chief Financial Officer of Legends Financial and Legends Bank.

     Mr. Bates has a B.A. and MBA in finance from Middle Tennessee State University.

     Dick Littleton, director of Legends Financial and Legends Bank.

     Mr. Littleton is an Affiliate Broker with Prudential Professional Realty, Inc., receiving state and national recognition. He received his B.A. in 1968 from Austin Peay State University and his MA in Education in 1973.

     Pravin C. Patel, director of Legends Financial and Legends Bank.

     Mr. Patel received his B.S. in Electrical Engineering in 1973 from San Francisco State University. Mr. Patel is co-owner of the following hotels: Midtown Inn, Clarksville, Tennessee; Days Inn, Clarksville, Tennessee; Red Roof Inn, Clarksville, Tennessee; Comfort Inn, Villa Rica, Georgia; Royal Inn, Anniston, Alabama; Econo Lodge, Clarksville, Tennessee; Comfort Inn, Oxford, Alabama; and Best Western Inn, Winchester, Tennessee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

     There are no family relationships among the members of our board of directors. None of our directors is a director of any other company that has a class of securities registered under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

     Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal. In addition to Messrs. Atkins and Bates, each of whom is described above, the following is the other executive officer of Legends Financial.

Executive Officers	Age

Janet J. Roberts	47

     Janet J. Roberts serves as the Senior Vice President and Cashier since the formation of Legends Bank. She attended Austin Peay State University and graduated from the Graduate School of Banking University of Wisconsin – Madison in 1998.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

     Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our board of directors. The board of directors has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations. Members of the board of directors keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2002 Board Meetings

     During 2002 our board of directors held 13 meetings. All of our board members attended at least 75% of our board meetings.

Board Committees

     The board of directors has a loan review/audit committee, an executive loan committee, an investment committee, a human resources committee and an executive committee.

•	The loan review/audit committee, consisting of Messrs. Littleton, Nussbaumer, Washer and Weiland, is responsible for the review and evaluation of our internal controls and accounting procedures. It also periodically reviews audit reports with our independent auditors and recommends the annual appointment of auditors. The loan review/audit committee met four times during 2002. All committee members attended at least 75% of the meetings.

•	The human resources committee is composed of Messrs. Dickson, Patel, Terry, Washer and Littleton. The human resources committee establishes salary and compensation guidelines for our employees and sets executive compensation. The human resources committee met three times during 2002. All committee members attended at least 75% of the meetings.

•	The executive loan committee consists of Messrs. Amos, Atkins, Bates, Nussbaumer, Patel and Weiland. The executive loan committee is responsible for credit approval of loans over the executive management limits. The executive loan committee met 25 times during 2002. All committee members attended at least 75% of the meetings.

•	The investment/ALCO committee, consists of Messrs. Amos, Atkins, Bates, Goad, Washer and Weiland. The investment/ALCO committee is responsible for approving and reviewing the investment portfolio of the Bank. The investment/ALCO committee met four times in 2002. All committee members attended at least 75% of the meetings.

•	The executive committee, consisting of Messrs. Amos, Atkins, Bates, Nussbaumer and Washer, is responsible for a wide variety of functions for the board of directors and acts for and on behalf of the full board of directors when the board of directors is not in session. The executive committee met nine times in 2002. All committee members attended at least 75% of the meetings.

Director Compensation

     Beginning August 2002, all directors receive $750 for attendance at each Board of Directors meeting and $100 for attendance at each committee meeting, not to exceed two meetings per month. Until August 2002, all directors received $500 for attendance at each Board of Directors meeting and $50 for attendance at each committee meeting, not to exceed two meetings per month.

Proposal 2. RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS
LEGENDS FINANCIAL’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2003.

     The board of directors has confirmed the appointment by the audit committee of Maggart & Associates, P.C. as Legends Financial’s independent accountants and auditors for fiscal 2003. Maggart & Associates, P.C. served as independent accountants and auditors of Legends Financial since 1999. Representatives of the firm will be present at the annual meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes cast in person or by proxy at the meeting is required to ratify the appointment of Maggart & Associates, P.C. as Legends Financial’s independent accountants and auditors for fiscal year 2003.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS LEGENDS FINANCIAL’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some directors and officers of Legends Financial and Legends Bank and members of their immediate family are customers of Legends Bank and have had and expect to have loan transactions with Legends Bank in the ordinary course of business. In addition, some of the directors and officers of Legends Bank are, at present, as in the past, affiliated with businesses which are customers of Legends Bank and which have had and expect to have loan transactions with Legends Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the Board of Directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, no loan to an officer or director exceeds 10% of equity capital.

     In the normal course of business, Legends Bank has made loans at prevailing interest rates and terms to its executive officers, directors and their affiliates aggregating $2,401,000 as of December 31, 2002 or 17.4% of stockholders’ equity and $2,460,000 as of December 31, 2001 or 18.8% of stockholders’ equity.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the “Act”) requires our executive officers and directors and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission, as well as to furnish us with a copy of such report. Additionally, SEC regulations require us to identify in our proxy statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year. During 2002, to our knowledge, all directors and/or executive officers of Legends Financial made timely filings of all required forms.

EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid by Legends Bank to its President and Chief Executive Officer and its Chief Financial Officer for services rendered in all capacities during the years ended December 31, 2002, 2001 and 2000. No other executive officer’s compensation exceeded $100,000 during such years.

Summary Compensation Table

					Long Term
					Compensation

					Awards
		Annual Compensation
					Securities
				Other Annual	Underlying
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Options(#)

Billy P. Atkins	2002	$136,775	$15,120	$16,228	0
President and Chief Executive Officer	2001	$126,000	$12,000	$3,780	24,000
	2000	$120,000	$0	$6,958	0

Thomas E. Bates, Jr.	2002	$105,725	$11,400	$14,833	0
Executive Vice President and	2001	$95,000	$8,500	$2,850	24,000
Chief Financial Officer	2000	N/A	N/A	N/A	N/A

(1)	Consists of club dues, director fees and 401(k) compensation.

     There were no options for shares of Legends Financial’s common stock granted to Legends Financial’s executive officers in 2002.

     The following table sets forth information regarding the exercise of stock options during 2002 and the option values as of December 31, 2002 for the executive officers of Legends Financial.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying
			Unexercised		Value of Unexercised In-The-Money
			Options at FY-End 2002(#)		Options at FY-End 2002($)(1)
	Shares Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Billy P. Atkins	—	—	19,733	22,267	$124,848	$31,212
Thomas E. Bates	—	—	25,440	22,560	$166,464	$41,616
Jan Roberts	—	—	21,600	14,400	$124,848	$32,212

(1)	Dollar values were calculated by determining the difference between the price of the common stock on December 31, 2002 ($17.00 per share) and the exercise price of such options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The human resources committee consists of Dwight Dickson, Pravin C. Patel, Jimmy Terry, Sr., F. Gene Washer and Dick Littleton. No member of the compensation committee is a current officer or employee of Legends Financial or Legends Bank. None of our executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors or the human resources committee.

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information concerning the beneficial ownership of the common stock of Legends Financial by (i) directors and executive officers of Legends Financial, and (ii) directors and executive officers of Legends Financial as a group. There is no person known to Legends Financial to be the beneficial owner of more than 5% of the outstanding common stock of Legends Financial. The information shown in this table is based on information provided to Legends Financial as of February 28, 2003. On September 17, 2002, Legends Financial’s board of directors declared a stock split to be effected in the form of a dividend of one share of Legends Financial’s common stock for every five shares of its common stock issued and outstanding. The dividend stock was distributed to Legends Financial’s shareholders on or about October 31, 2002.

	Beneficial Ownership of
	Common Stock

		Percentage of
	Number of	Outstanding
Name and Address of Beneficial Owner(1)	Shares(#)	Common Stock(%)(2)(3)

James D. Amos(4)	54,241	3.50
1800 Business Park Drive
Clarksville, Tennessee
Billy P. Atkins(5)	65,350	4.22
310 North First Street
Clarksville, Tennessee
Mark Ray Barnett(6)	18,396	1.19
1272 Manning Gate Road
Clarksville, Tennessee
Thomas E. Bates, Jr.(7)	36,690	2.37
310 North First Street
Clarksville, Tennessee
William D. Dickson, Sr.(8)	16,848	1.09
3000 Spring Creek Village Road
Clarksville, Tennessee
Ronald Alan Goad(9)	21,504	1.39
656 Hay Market Road
Clarksville, Tennessee
Dick Wright Littleton(10)	18,630	1.20
4400 Hargrove-Marable Road
Palmyra, Tennessee
David P. Nussbaumer(11)	17,796	1.15
248 Richaven Road
Clarksville, Tennessee
Pravin Chhagan Patel(12)	44,184	2.86
27 Huntington Drive
Clarksville, Tennessee
Jan Roberts(13)	33,246	2.15
310 North First Street
Clarksville, Tennessee
Jimmy Terry, Sr.(14)	13,720	0.89
303 Hundred Oaks Drive
Clarksville, Tennessee
Francis Gene Washer(15)	21,720	1.40
647 Cornwall Road
Clarksville, Tennessee
Ralph D. Weiland(16)	10,020	0.65
1953 Norwood Trail
Clarksville, Tennessee
Directors and Officers as a group (13 persons)	372,345	24.06

(1)	Business address

(2)	Based upon 1,379,083 shares of Legends Financial’s common stock issued and outstanding as of February 28, 2003.

(3)	Shares of common stock that each director and executive officer has the right to acquire within 60 days of February 28, 2003 are deemed outstanding for computing the percentage ownership of all directors and executive officers having the right to acquire such shares.

(4)	Includes 42,001 shares held in the James D. Amos Trust dated October 24, 1996, 1,200 shares owned by Mr. Amos’ wife, and 11,040 exercisable stock options.

(5)	Includes 6,000 shares held jointly with Mr. Atkins’ wife, 36,951 shares in an IRA, and 22,399 exercisable stock options.

(6)	Includes 6,180 shares jointly held with Mr. Barnett’s wife, 1,800 shares jointly held in custodian accounts for minor children over which Mr. and Mrs. Barnett have sole voting investment power, and 10,416 exercisable stock options.

(7)	Includes 1,800 shares, 4,800 shares held in Mr. Bates’ IRA, 1,320 owned by Mr. Bates’ wife, 210 shares held in custodial accounts for minor children over which Mr. and Mrs. Bates have sole voting investment power, and 28,560 exercisable stock options.

(8)	Includes 6,000 shares held in Mr. Dickson’s IRA, 960 shares held jointly with Mr. Dickson’s wife, and 9,888 exercisable stock options.

(9)	Includes 8,400 shares jointly held with Mr. Goad’s wife, 324 shares held in Mr. Goad’s IRA, 1,020 shares held in Mr. Goad’s wife’s IRA, 3,600 shares held in custodial accounts for minor children over which Mr. and Mrs. Goad have sole voting investment power, and 8,160 exercisable stock options.

(10)	Includes 9,030 shares held jointly with Mr. Littleton’s wife and 9,600 exercisable stock options.

(11)	Includes 8,580 shares held jointly with Mr. Nussbaumer’s wife and 9,216 exercisable stock options.

(12)	Includes 18,000 shares held in the Pravin Patel Irrevocable Trust, 3,000 shares held in Mr. Patel’s IRA, 3,600 shares held jointly with Mr. Patel’s wife, 1,800 shares held in Mr. Patel’s wife’s IRA, 9,240 shares held jointly with children to which Mr. and Mrs. Patel disclaim beneficial ownership, and 8,544 exercisable stock options.

(13)	Includes 720 shares held in Ms. Roberts’ IRA, 5,520 shares held jointly with Ms. Roberts’ husband, 1,806 held jointly with children to which Ms. Roberts disclaims beneficial ownership, and 25,200 exercisable stock options.

(14)	Includes 5,080 shares and 8,640 exercisable stock options.

(15)	Includes 12,000 shares held jointly with Mr. Washer’s wife, 120 shares held in custodial account for a minor child over which Mr. and Mrs. Washer have sole voting investment power, and 9,600 exercisable stock options.

(16)	Includes 2,400 shares held in Mr. Weiland’s IRA and 7,200 exercisable stock options.

     There are no arrangements known to Legends Financial, the operation of which may at a subsequent date result in a change of control in Legends Financial.

AUDIT COMMITTEE REPORT

     The Loan Review/Audit Committee consists of Messrs. Littleton, Nussbaumer, Washer and Weiland. During 2002 the Loan Review/Audit Committee held four meetings. Each member meets the independence standards required by the New York Stock Exchange. The Loan Review/Audit Committee does not have a charter under which it operates.

     The Audit Committee oversees Legends Financial’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual

Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Legends Financial’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Legends Financial, including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with Legends Financial’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Legends Financial’s internal controls, and the overall quality of Legends Financial’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee and the board of directors have also recommended, subject to shareholder approval, the selection of Legends Financial’s independent accountants and auditors.

Audit Committee

Dick Littleton David Nussbaumer F. Gene Washer Ralph D. Weiland

AUDIT FEES

For services rendered in 2002 by Maggart & Associates, P.C., our principal independent accountants and auditors, we incurred the following fees:

•	Audit Fees (for the audit of the 2002 financial statements and review of our quarterly financial statements): $17,000.

•	Financial Information Systems Design and Implementation Fees: $ -0-.

•	All Other Fees (consisting primarily of tax services and general consultancy): $24,786.

OTHER MATTERS

     The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Billy P. Atkins Billy P. Atkins Chairman of the Board, President and Chief Executive Officer

Clarksville, Tennessee
March 24, 2003

PROXY CARD
LEGENDS FINANCIAL HOLDINGS INC.
ANNUAL MEETING OF SHAREHOLDERS

310 North First Street
Clarksville, Tennessee 37040 (931)503-1234	April 15, 2003

PLEASE SIGN AND RETURN PROMPTLY IN THE SELF-ADDRESSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Billy Atkins or Thomas E. Bates, Jr. as proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all of the shares of Common Stock of Legends Financial Holdings Inc., to which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Legends Bank, 310 North First Street, Clarksville, Tennessee 37040, on Tuesday, April 15, 2003, at 10:00 a.m. Central Daylight Savings Time, or any adjournment thereof.

(1)	For election of four members to the board of directors for a three year term, strike through the name for a no vote, leave the name unmarked for a yes vote, or circle the “a” beside the name to abstain.

James D. Amos	a	F. Gene Washer	a
David Nussbaumer	a	Ralph D. Wieland	a

(2)	As to the ratification of the appointment of Maggart and Associates, P.C. as the independent accountants and auditors for fiscal year 2003.

FOR	AGAINST	ABSTAIN

(3)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted for proposals 1, 2 and 3.

PLEASE SIGN BELOW AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS IS THE ONLY DOCUMENT YOU NEED TO RETURN AT THIS TIME.

Date:
Signature of Shareholder

Date:
Signature of Joint Shareholder